Exhibit 10.2

Execution Copy

REGISTRATION RIGHTS AGREEMENT

BY AND AMONG

NISOURCE INC.

AND

THE PURCHASERS

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of May 2, 2018, by and among NiSource Inc., a Delaware corporation (the “Company”), and each of the Persons set forth on Schedule A to the Common Stock Subscription Agreement (as defined below) (each, a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, this Agreement is made in connection with the issuance and sale of shares pursuant to the Common Stock Subscription Agreement, dated as of the date hereof, by and among the Company and the Purchasers (the “Common Stock Subscription Agreement”); and

WHEREAS, the Company has agreed to provide the registration and other rights set forth in this Agreement for the benefit of the Purchasers pursuant to the Common Stock Subscription Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01 Definitions. As used in this Agreement, the following terms have the respective meanings set forth below:

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning specified in the introductory paragraph of this Agreement.

“Blackout and Delay Event” means any of the events described in Section 2.03.

“Business Day” means any day other than a Saturday, Sunday, any United States federal holiday or any other day on which banking institutions in the State of New York are authorized or required to be closed by law or governmental action.

“Commission” means the United States Securities and Exchange Commission, or any other federal agency administering the Securities Act and the Exchange Act at the time.

“Common Stock” means shares of the Company’s common stock, par value $0.01 per share, and any other shares of stock issued or issuable with respect thereto (whether by way of a stock dividend or stock split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, recapitalization, merger, consolidation or other corporate reorganization).

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“Common Stock Price” means the volume weighted average closing price of the Common Stock as reported by the NYSE for the ten trading days immediately preceding the date on which the determination is made.

“Common Stock Subscription Agreement” has the meaning specified in the recitals of this Agreement.

“Company” has the meaning specified in the introductory paragraph of this Agreement.

“Effectiveness Deadline” has the meaning specified in Section 2.01(a).

“Effectiveness Period” has the meaning specified in Section 2.01(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended (or any successor act), and the rules and regulations promulgated thereunder.

“Filing Deadline” has the meaning specified in Section 2.01(a).

“Holder” means the record holder of any Registrable Securities.

“Liquidated Damages” has the meaning specified in Section 2.02(a).

“Liquidated Damages Base” means, with respect to any Holder, the product of (a) the Common Stock Price multiplied by (b) the number of Registrable Securities held by such Holder that may not be disposed of without restriction and without the need for current public information pursuant to any section of Rule 144 on the date on which the determination is made.

“Notice and Questionnaire” means a written notice executed by the respective Holder and delivered to the Company containing substantially the information set forth in the form of Notice and Questionnaire attached as Annex A hereto.

“NYSE” means The New York Stock Exchange.

“Person” means an individual or a corporation, limited liability company, partnership, joint venture, trust, unincorporated organization, association, government agency or political subdivision thereof or other entity.

“Purchaser” and “Purchasers” have the meanings specified in the introductory paragraph of this Agreement.

“Registrable Securities” means the shares of Common Stock acquired by the Purchasers pursuant to the Common Stock Subscription Agreement and includes any type of interest issued to the Holder as a result of Section 3.04 until such time as such shares or interests cease to be Registrable Securities pursuant to Section 1.02.

“Registration Expenses” has the meaning specified therefor in Section 2.06.

“Registration Statement” has the meaning specified therefor in Section 2.01(a).

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“Rule 144” means Rule 144 promulgated under the Securities Act or any similar provision of the Securities Act then in effect.

“Rule 415” means Rule 415 promulgated under the Securities Act or any similar provision of the Securities Act then in effect.

“Securities Act” means the Securities Act of 1933, as amended (or any successor act), and the rules and regulations promulgated thereunder.

“Selling Holder” means a Holder who is selling Registrable Securities pursuant to a registration statement.

Section 1.02 Registrable Securities. Any Registrable Security will cease to be a Registrable Security (a) when a registration statement covering such Registrable Security becomes or has been declared effective by the Commission and such Registrable Security has been sold or disposed of pursuant to such effective registration statement; (b) when such Registrable Security has been disposed of pursuant to any section of Rule 144; (c) when such Registrable Security is held by the Company or one of its subsidiaries or Affiliates; (d) when such Registrable Security has been sold or disposed of in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of such securities pursuant to Section 2.09 or (e) when such Registrable Security becomes eligible for resale without restriction and without the need for current public information pursuant to any section of Rule 144, assuming the Holder of such Registrable Security is not an Affiliate of the Company.

ARTICLE II

REGISTRATION RIGHTS

Section 2.01 Mandatory Registration.

(a) No later than 15 days following the closing under the Common Stock Subscription Agreement (the “Filing Deadline”), the Company shall prepare and file a registration statement with the Commission providing for registration and resale from time to time, on a continuous or delayed basis pursuant to Rule 415, of all of the Registrable Securities then outstanding; such registration statement shall be on Form S-1 (or any equivalent or successor form) under the Securities Act (or if the Company is eligible to use Form S-3 or any equivalent or successor form or forms, on Form S-3 or any comparable or successor form, and, if the Company is a “well-known seasoned issuer” as of the filing date, an “automatic shelf registration statement” (as those terms are defined under Rule 405 promulgated under the Securities Act)); provided, however, that if the Company has filed the registration statement on Form S-1 and subsequently becomes eligible to use Form S-3 or any equivalent or successor form or forms, the Company may elect, in its sole discretion, to (i) file a post-effective amendment to the registration statement converting such registration statement on Form S-1 to a registration statement on Form S-3 or any equivalent or successor form or forms or (ii) withdraw the registration statement on Form S-1 and file a registration statement on Form S-3 or any equivalent or successor form or forms (the registration statement on such form, as amended or supplemented, or any subsequent registration statement, the “Registration Statement”). The Company shall use its commercially reasonable efforts to cause the Registration Statement to be

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declared effective under the Securities Act by the Commission as soon as reasonably practicable after the Filing Deadline and no later than 60 days following the filing of the Registration Statement (or, if earlier, five Business Days after being advised by the staff of the Commission that it will not review, or will not further review, the Registration Statement) (the “Effectiveness Deadline”). Subject to Section 2.03, the Company shall use its commercially reasonable efforts to keep the Registration Statement continuously effective under the Securities Act from the time the Commission declares it effective until the earlier of the date on which (A) all of the Registrable Securities covered by such Registration Statement have been sold and (B) all of the shares of Common Stock purchased pursuant to the Common Stock Subscription Agreement cease to be Registrable Securities hereunder (such period, the “Effectiveness Period”). The Registration Statement when effective (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus contained in such Registration Statement, in the light of the circumstances under which a statement is made). As soon as practicable following the date that the Registration Statement becomes effective, but in any event within one Business Day of such date, the Company shall provide the Holders with written notice of the effectiveness of such Registration Statement.

(b) Each Holder (other than any initial Purchaser of Common Stock under the Common Stock Subscription Agreement) that provides a completed Notice and Questionnaire to the Company agrees that, if such Holder wishes to sell Registrable Securities pursuant to the Registration Statement and related prospectus, it will do so only in accordance with this Section 2.01(b). Each such Holder wishing to sell Registrable Securities pursuant to the Registration Statement and related prospectus agrees to deliver a Notice and Questionnaire to the Company at least 15 Business Days prior to any intended distribution of Registrable Securities under the Registration Statement. From and after the date the Registration Statement is declared effective, the Company shall, as promptly as practicable after the date a Notice and Questionnaire is delivered to it, and in any event by the later of (x) 15 Business Days after such date, (y) ten Business Days after effectiveness or (z) if a Blackout and Delay Event is in effect when, or is put into effect within five Business Days after, the Notice and Questionnaire is delivered, 15 Business Days after the expiration of such Blackout and Delay Event:

(i) if required by applicable law, file with the Commission a post-effective amendment to the Registration Statement or prepare and, if required by applicable law, file a prospectus or a supplement to the related prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that the Holder delivering such Notice and Questionnaire is named as a selling security holder in the Registration Statement and the related prospectus in such a manner as to permit such Holder to deliver such prospectus to purchasers of Registrable Securities in accordance with applicable law and, if the Company shall file a post-effective amendment to the Registration Statement, use its commercially reasonable efforts to cause such post-effective amendment to be declared effective under the Securities Act as promptly as is practicable, but in any event by the date that is 90 days after the date such post-effective amendment is required by this clause to be filed;

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(ii) provide such Holder copies of any documents filed pursuant to Section 2.01(b)(i); and

(iii) notify such Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 2.01(b)(i);

provided that if such Notice and Questionnaire is delivered during a Blackout and Delay Event, the Company shall so inform the Holder delivering such Notice and Questionnaire and shall not be obligated to take the actions set forth in clauses (i), (ii) and (iii) until the expiration of the Blackout and Delay Event in accordance with Section 2.03.

Section 2.02 Failure to Obtain and Maintain Effectiveness; Liquidated Damages.

(a) If (i) the Company has not filed the Registration Statement with the Commission on or prior to the Filing Deadline or the Registration Statement is not declared effective by the Commission on or prior to the Effectiveness Deadline (in each case, other than due to the inaccuracy or omission of any information relating to any Holder provided in writing or required to be provided by or on behalf of a Holder to the Company for inclusion in the Registration Statement), (ii) during the Effectiveness Period, the Registration Statement ceases to be effective or the Holders are otherwise not permitted to resell Registrable Securities pursuant to the Registration Statement for more than an aggregate of 45 days (which need not be consecutive days) in any 90-day period or more than an aggregate of 105 days (which need not be consecutive days) in any 365-day period (other than (A) due to the inaccuracy or omission of any information relating to any Holder provided in writing or required to be provided by or on behalf of a Holder to the Company for inclusion in the Registration Statement or (B) for a period of up to 90 days following the filing of a post-effective amendment or in connection with conversion from Form S-1 to Form S-3), or (iii) the Company fails to satisfy the current public information requirement pursuant to Rule 144(c)(1) as a result of which the Holders are unable to sell Registrable Securities without restriction under Rule 144 (any such failure or breach, an “Event” and the date of any Event, an “Event Date”), then each Holder shall be entitled to a payment, as liquidated damages and not as a penalty, in an amount equal to 0.25% of such Holder’s Liquidated Damages Base per 30-day period, which amount shall accrue daily, for the first 30 days following the applicable Event Date, increasing by an additional 0.25% of such Holder’s Liquidated Damages Base for each subsequent 30-day period, up to a maximum of 1.0% of such Holder’s Liquidated Damages Base per 30-day period (i.e. 0.50% for the period of 31-60 days following the applicable Event Date, 0.75% for the period of 61-90 days following the applicable Event Date and 1.0% for each 30-day period thereafter) (the “Liquidated Damages”), subject to the maximum aggregate limitations in Section 2.02(b). Liquidated Damages payable to a Holder shall cease to accrue when the Event is cured or the Holder no longer owns Registrable Securities, whichever is earlier, and shall be prorated in the event Liquidated Damages cease to accrue prior to the end of the applicable 30-day calculation period.

(b) The parties agree that the maximum aggregate Liquidated Damages payable to a Holder shall be 5% of such Holder’s Liquidated Damages Base, regardless of the number of Events that occur, provided that the maximum aggregate Liquidated Damages payable to a Holder shall be 10% of such Holder’s Liquidated Damages Base to the extent the excess over 5% of the Holder’s Liquidated Damages Base is due to an Event or Events under clause (iii) of Section 2.02(a).

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(c) Liquidated Damages shall be paid to each Holder in immediately available funds within ten Business Days of the end of each applicable 30-day calculation period following an Event Date, or such shorter period of time if the applicable Event is cured before the end of any 30-day calculation period. Any Liquidated Damages due under this Section 2.02 shall constitute the Holders’ exclusive remedy for such events.

Section 2.03 Blackout and Delay Events. Notwithstanding anything to the contrary contained herein:

(a) the Company shall not be required to file a Registration Statement (or any amendment thereto) or, if a Registration Statement has been filed but not declared effective by the Commission, request effectiveness of such Registration Statement, for a period of up to 45 days, if (A) the Company determines in good faith that a postponement is in the best interest of the Company and its stockholders generally due to a pending transaction involving the Company (including a pending securities offering by the Company, or any proposed financing, acquisition, merger, tender offer, business combination, corporate reorganization, consolidation or other significant transaction involving the Company), (B) the Company determines such registration would render the Company unable to comply with applicable securities laws, (C) the Company determines such registration would require disclosure of material information that the Company has a bona fide business purpose for preserving as confidential, or (D) audited financial statements as of a date other than the fiscal year end of the Company would be required to be prepared; provided, however, that in no event shall any such period exceed an aggregate of 90 days in any 365-day period; and

(b) the Company may, upon written notice to any Selling Holder whose Registrable Securities are included in the Registration Statement (which notice shall not contain any material, non-public information regarding the Company), suspend such Selling Holder’s use of any prospectus which is a part of the Registration Statement (in which event the Selling Holder shall discontinue sales of the Registrable Securities pursuant to the Registration Statement but may settle any previously made sales of Registrable Securities) if (i) the Company determines that it would be required to make disclosure of material information in the Registration Statement that the Company has a bona fide business purpose for preserving as confidential or (ii) the Company has experienced some other material non-public event the disclosure of which at such time, in the good faith judgment of the Company, would adversely affect the Company; provided, however, in no event shall the Selling Holders be suspended from selling Registrable Securities pursuant to the Registration Statement for a period that exceeds an aggregate of 60 days (which need not be consecutive days) in any 180-day period or 105 days (which need not be consecutive days) in any 365-day period. Upon disclosure of such information or the termination of the condition described above, the Company shall provide prompt notice to the Selling Holders whose Registrable Securities are included in the Registration Statement, and shall promptly terminate any suspension of sales it has put into effect and shall take such other reasonable actions to permit registered sales of Registrable Securities as contemplated in this Agreement.

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Section 2.04 Sale Procedures.

(a) In connection with its obligations under this Article II, the Company will, as expeditiously as possible:

(i) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective for the Effectiveness Period and as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Registration Statement;

(ii) make available to each Selling Holder (x) as far in advance as reasonably practicable before filing the Registration Statement or any supplement or amendment thereto, upon request, copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits and each document incorporated by reference therein to the extent then required by the rules and regulations of the Commission), and provide each such Selling Holder the opportunity to object to any information pertaining to such Selling Holder and its plan of distribution that is contained therein and make the corrections reasonably requested by such Selling Holder with respect to such information prior to filing the Registration Statement or supplement or amendment thereto, and (y) such number of copies of the Registration Statement and the prospectus included therein and any supplements and amendments thereto as such Selling Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such Registration Statement;

(iii) if applicable, use its commercially reasonable efforts to register or qualify the Registrable Securities covered by the Registration Statement under the securities or blue sky laws of such jurisdictions as the Selling Holders shall reasonably request in writing by the time the Registration Statement is declared effective by the Commission; provided, however, that the Company will not be required to qualify generally to transact business in any jurisdiction where it is not then required to so qualify or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject;

(iv) promptly notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered by any of them under the Securities Act (which notice shall not contain any material, non-public information regarding the Company), of (x) the filing of the Registration Statement or any prospectus or prospectus supplement to be used in connection therewith, or any amendment or supplement thereto, and, with respect to such Registration Statement or any post-effective amendment thereto, when the same has become effective; and (y) the receipt of any written comments from the Commission with respect to any filing referred to in clause (x) and any written request by the Commission for amendments or supplements to the Registration Statement or any prospectus or prospectus supplement thereto;

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(v) immediately notify each Selling Holder (which notice shall not contain any material, non-public information regarding the Company), at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (x) the happening of any event as a result of which the prospectus or prospectus supplement contained in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus contained therein, in the light of the circumstances under which a statement is made); (y) the issuance or express threat of issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; or (z) the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction. Following the occurrence of any of the events set forth in clauses (x) through (z) above, the Company agrees to as promptly as practicable amend or supplement the prospectus or prospectus supplement or take other appropriate action so that the prospectus or prospectus supplement does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and to take such other commercially reasonable action as is necessary to remove a stop order, suspension, threat thereof or proceedings related thereto;

(vi) upon request and subject to appropriate confidentiality obligations, furnish to each Selling Holder copies of any and all transmittal letters or other correspondence with the Commission or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to the Registration Statement;

(vii) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security Holders, as soon as reasonably practicable, an earnings statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

(viii) cause all such Registrable Securities registered pursuant to this Agreement to be listed on the NYSE;

(ix) use its commercially reasonable efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Selling Holders to consummate the disposition of such Registrable Securities; and

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(x) if requested by a Selling Holder, (x) incorporate in a prospectus supplement or post-effective amendment such information as such Selling Holder reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering and (y) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment.

(b) The Company will not name a Holder as an underwriter as defined in Section 2(a)(11) of the Securities Act in any Registration Statement without such Holder’s consent. If the staff of the Commission requires the Company to name any Holder as an underwriter as defined in Section 2(a)(11) of the Securities Act, and such Holder does not consent thereto, then such Holder’s Registrable Securities shall not be included on the Registration Statement and the Company shall have no further obligations hereunder with respect to Registrable Securities held by such Holder.

(c) Each Selling Holder, upon receipt of notice from the Company of the happening of any event of the kind described in subsection (v) of Section 2.04(a) (which notice shall not contain any material, non-public information regarding the Company), shall forthwith discontinue offers and sales of the Registrable Securities by means of a prospectus or prospectus supplement until such Selling Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by subsection (v) of Section 2.04(a) or until it is advised in writing by the Company that the use of the prospectus may be resumed and has received copies of any additional or supplemental filings incorporated by reference in the prospectus, and, if so directed by the Company, such Selling Holder will deliver to the Company (at the Company’s expense) all copies in their possession or control, other than permanent file copies then in such Selling Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

Section 2.05 Cooperation by Holders. The Company shall have no obligation to include in the Registration Statement Registrable Securities of a Holder who has failed to timely furnish such information that the Company determines, after consultation with its counsel, is reasonably required in order for the registration statement or prospectus supplement, as applicable, to comply with the Securities Act.

Section 2.06 Expenses. The Company will pay all reasonable Registration Expenses as determined in good faith. Except as otherwise provided in this Section 2.06 or in Section 2.07, the Company shall not be responsible for legal fees incurred by Holders in connection with the exercise of such Holders’ rights hereunder. “Registration Expenses” means all expenses incident to the Company’s performance under or compliance with this Agreement to effect the registration of Registrable Securities on the Registration Statement pursuant to Section 2.01, and the disposition of such Registrable Securities, including, without limitation, all registration, filing, securities exchange listing and NYSE fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, fees of the Financial Industry Regulatory Authority, fees of transfer agents and registrars, all word processing, duplicating and printing expenses, any transfer taxes, the fees and disbursements of counsel and independent public accountants for the Company, including the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance, and the reasonable fees and disbursements of one counsel in connection with the transactions contemplated by this Agreement for the Holders who are initial Purchasers of Common Stock under the Common Stock Subscription Agreement.

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Section 2.07 Indemnification.

(a) Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act pursuant to this Agreement, the Company will, and hereby does, indemnify and hold harmless the seller of any Registrable Securities covered by such registration statement, its directors, officers, partners, members, employees, investment advisers and agents, each other Person who participates in the offering or sale of such securities, each other Person, if any, who controls such seller, within the meaning of the Securities Act, and the directors, officers, partners, members, employees, investment advisers and agents of such controlling person against any losses, claims, damages or liabilities, joint or several, to which such seller or any such director or officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such seller and each such director, officer and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with information furnished by such seller to the Company in writing or electronically for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer or controlling person and shall survive the transfer of such securities by such seller.

(b) Indemnification by the Sellers. The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section 2.01, that the Company shall have received an undertaking satisfactory to it from the prospective seller of such securities to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 2.07(a)) the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with information furnished by such seller to the Company in writing or electronically for use in the preparation of such registration statement, preliminary prospectus, final prospectus,

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summary prospectus, amendment or supplement. The maximum liability of each seller for any such indemnification shall not exceed the amount of net proceeds received by such seller from the sale of such seller’s Registrable Securities. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of such securities by such seller.

(c) Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Section 2.07(a) or (b), such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 2.07(a) or (b), except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(d) Other Indemnification. Indemnification similar to that specified in Sections 2.07(a), (b) and (c) (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the Securities Act.

(e) Indemnification Payments. The indemnification required by this Section 2.07 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

Section 2.08 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its commercially reasonable efforts to:

(a) make and keep adequate current public information regarding the Company available, as those terms are understood and defined in Rule 144, at all times from and after the date hereof;

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(b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at all times from and after the date hereof; and

(c) so long as a Holder owns any Registrable Securities, furnish, unless otherwise available via EDGAR, to such Holder forthwith upon request a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.

Section 2.09 Transfer or Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities granted to the Purchasers by the Company under this Article II may be transferred or assigned by any Purchaser to one or more transferees or assignees of Registrable Securities; provided, however, that (a) unless the transferee or assignee is an Affiliate of, and after such transfer or assignment continues to be an Affiliate of, such Purchaser, the amount of Registrable Securities transferred or assigned to such transferee or assignee shall represent at least $25 million of Registrable Securities (based on the Common Stock Price) or, if less, 100% of the Registrable Securities then held by such Purchaser, (b) the Company is given written notice prior to any said transfer or assignment, stating the name and address of each such transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and (c) each such transferee or assignee assumes in writing responsibility for its portion of the obligations of such Purchaser under this Agreement.

ARTICLE III

MISCELLANEOUS

Section 3.01 Communications. All notices and other communications provided for or permitted hereunder shall be made in writing by facsimile, electronic mail, courier service or personal delivery:

(a) if to a Purchaser, to the respective address listed on Schedule B to the Common Stock Subscription Agreement

(b) if to a transferee of a Purchaser, to such Holder at the address provided pursuant to Section 2.09; and

(c) if to the Company:

NiSource Inc.

801 East 86th Avenue

Merrillville, Indiana 46410

Attention: Shawn Anderson, Treasurer and Chief Risk Officer

with a copy to:

Robert J. Minkus

Schiff Hardin LLP

233 South Wacker Drive, Suite 7100

Chicago, Illinois 60606-6473

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All such notices and communications shall be deemed to have been received at the time delivered by hand, if personally delivered; when receipt acknowledged, if sent via facsimile or sent via Internet electronic mail; and when actually received, if sent by courier service or any other means.

Section 3.02 Successor and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties, including subsequent Holders of Registrable Securities to the extent permitted herein.

Section 3.03 Assignment of Rights. All or any portion of the rights and obligations of any Purchaser under this Agreement may be transferred or assigned by such Purchaser only in accordance with Section 2.09.

Section 3.04 Recapitalization, Exchanges, Etc. Affecting the Shares. The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all shares of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) that may be issued in respect of, in exchange for or in substitution of, the Registrable Securities, and shall be appropriately adjusted for combinations, share splits, recapitalizations, pro rata distributions of shares and the like occurring after the date of this Agreement.

Section 3.05 Aggregation of Registrable Securities. All Registrable Securities held or acquired by Persons who are Affiliates of one another shall be aggregated together for the purpose of determining the availability of any rights and applicability of any obligations under this Agreement.

Section 3.06 Specific Performance. Damages in the event of breach of this Agreement by a party hereto may be difficult, if not impossible, to ascertain, and it is therefore agreed that each such Person, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and each of the parties hereto hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right will not preclude any such Person from pursuing any other rights and remedies at law or in equity that such Person may have.

Section 3.07 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

Section 3.08 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

13

Section 3.09 Governing Law. THIS AGREEMENT, AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT) THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE TO THIS AGREEMENT OR THE NEGOTIATION, EXECUTION OR PERFORMANCE OF THIS AGREEMENT (INCLUDING ANY CLAIM OR CAUSE OF ACTION BASED UPON, ARISING OUT OF OR RELATED TO ANY REPRESENTATION OR WARRANTY MADE IN OR IN CONNECTION WITH THIS AGREEMENT), WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. ANY ACTION AGAINST ANY PARTY RELATING TO THE FOREGOING SHALL BE BROUGHT IN ANY FEDERAL OR STATE COURT OF COMPETENT JURISDICTION LOCATED WITHIN THE STATE OF DELAWARE, AND THE PARTIES HERETO HEREBY IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT LOCATED WITHIN THE STATE OF DELAWARE OVER ANY SUCH ACTION. THE PARTIES HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH DISPUTE BROUGHT IN SUCH COURT OR ANY DEFENSE OF INCONVENIENT FORUM FOR THE MAINTENANCE OF SUCH DISPUTE. EACH OF THE PARTIES HERETO AGREES THAT A JUDGMENT IN ANY SUCH DISPUTE MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

Section 3.10 Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting or impairing the validity or enforceability of such provision in any other jurisdiction.

Section 3.11 Entire Agreement. This Agreement and the Common Stock Subscription Agreement are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the rights granted by the Company set forth herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

Section 3.12 Amendment. This Agreement may be amended only by means of a written amendment signed by the Company and the Holders of a majority of the then outstanding Registrable Securities; provided, however, that no such amendment shall materially and adversely affect the rights of any Holder hereunder without the consent of such Holder.

Section 3.13 No Presumption. If any claim is made by a party relating to any conflict, omission or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular party or its counsel.

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Section 3.14 Obligations Limited to Parties to Agreement. Each of the parties hereto covenants, agrees and acknowledges that no Person other than the Purchasers (and their permitted transferees and assignees) and the Company shall have any obligation hereunder and that, notwithstanding that one or more of the Purchasers may be a corporation, partnership or limited liability company, no recourse under this Agreement or under any documents or instruments delivered in connection herewith or therewith shall be had against any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the Purchasers or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the Purchasers or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing, as such, for any obligations of the Purchasers under this Agreement or any documents or instruments delivered in connection herewith or therewith or for any claim based on, in respect of or by reason of such obligation or its creation, except in each case for any transferee or assignee of a Purchaser hereunder.

Section 3.15 Independent Nature of Purchaser’s Obligations. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement. Nothing contained herein, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with this Agreement and that no Purchaser will be acting as agent of such Purchaser in connection with enforcing its rights under this Agreement. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. The failure or waiver of performance by any Purchaser does not excuse performance by any other Purchaser. It is expressly understood and agreed that each provision contained in this Agreement is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

Section 3.16 Interpretation. Unless otherwise specified, references to Articles, Sections and Annexes are to Articles, Sections and Annexes of this Agreement. All references to instruments, documents, contracts and agreements are references to such instruments, documents, contracts and agreements as the same may be amended, supplemented and otherwise modified from time to time, unless otherwise specified. The word “including” shall mean “including but not limited to.” Whenever any determination, consent or approval is to be made or given by a Purchaser under this Agreement, such action shall be in such Purchaser’s sole discretion unless otherwise specified.

15

Section 3.17 Effectiveness; Termination. This Agreement shall not be effective, and no party hereto shall have any obligations hereunder, unless and until the closing under the Common Stock Subscription Agreement shall have occurred. This Agreement shall automatically terminate upon termination of the Common Stock Subscription Agreement.

[Signature pages to follow]

16

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

NISOURCE INC.

By:	/s/ Shawn Anderson
Name: Shawn Anderson
Title Treasurer and Chief Risk Officer

Signature Page to

Registration Rights Agreement

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

AMERICAN MUTUAL FUND

By: Capital Research and Management Company, for and on behalf of American Mutual Fund

By:	/s/ Walter R. Burkley
Name: Walter R. Burkley
Title: Authorized Signatory

CAPITAL INCOME BUILDER

By: Capital Research and Management Company, for and on behalf of Capital Income Builder

By:	/s/ Walter R. Burkley
Name: Walter R. Burkley
Title: Authorized Signatory

Signature Page to

Registration Rights Agreement

PURCHASERS: MFS Series Trust I - MFS Core Equity Fund		The assets of MainStay VP Funds Trust - MainStay VP MFS Utilities Portfolio advised by Massachusetts Financial Services Company

By: Massachusetts Financial Services Company, its investment advisor or subadvisor		By: Massachusetts Financial Services Company, its investment advisor or subadvisor

By:	/s/ Joseph C. Flaherty	By:	/s/ Joseph C. Flaherty
	Name: Joseph C. Flaherty		Name: Joseph C. Flaherty
	Title: As authorized representative and not individually		Title: As authorized representative and not individually

MFS Variable Insurance Trust II - MFS Core Equity Portfolio		The assets of SunAmerica Series Trust - SA MFS Telecom Utility Portfolio advised by Massachusetts Financial Services Company

By: Massachusetts Financial Services Company, Its investment advisor or subadvisor		By: Massachusetts Financial Services Company, Its investment advisor or subadvisor

By:	/s/ Joseph C. Flaherty	By:	/s/ Joseph C. Flaherty
	Name: Joseph C. Flaherty Title: As authorized representative and not individually		Name: Joseph C. Flaherty Title: As authorized representative and not individually

MFS Series Trust VI - MFS Utilities Fund		The assets of John Hancock Variable Insurance Trust – Utilities Trust advised by Massachusetts Financial Services Company

By: Massachusetts Financial Services Company, its investment advisor or subadvisor		By: Massachusetts Financial Services Company, its investment advisor or subadvisor

By:	/s/ Joseph C. Flaherty	By:	/s/ Joseph C. Flaherty
	Name: Joseph C. Flaherty Title: As authorized representative and not individually		Name: Joseph C. Flaherty Title: As authorized representative and not individually

MFS Variable Insurance Trust - MFS Utilities Series

By: Massachusetts Financial Services Company,
its investment advisor or subadvisor

By:	/s/ Joseph C. Flaherty
Name: Joseph C. Flaherty
Title: As authorized representative and not individually

Signature Page to

Registration Rights Agreement

Citadel Global Equities Master Fund Ltd.

By: Citadel Advisors LLC, its portfolio manager

By:	/s/ Noah Goldberg
Name: Noah Goldberg
Title: Authorized Signatory

Signature Page to

Registration Rights Agreement

Citadel Multi-Strategy Equities Master Fund Ltd.

By: Citadel Advisors LLC, its portfolio manager

By:	/s/ Noah Goldberg
Name: Noah Goldberg
Title: Authorized Signatory

Signature Page to

Registration Rights Agreement

ZP Master Utility Fund, Ltd.

By:	/s/ Barbara Burger
Name: Barbara Burger
Title: Authorized Signatory of Investment Manager, Zimmer Partners, LP

Signature Page to

Registration Rights Agreement

P Zimmer Ltd.

By: Zimmer Partners, LP, its Investment Manager

By:	/s/ Barbara Burger
Name: Barbara Burger
Title: Authorized Signatory of Investment Manager, Zimmer Partners, LP

Signature Page to

Registration Rights Agreement

Luminus Energy Partners Master Fund, Ltd.

By:	/s/ Shawn R. Singh
Name: Shawn R. Singh
Title: General Counsel

Signature Page to

Registration Rights Agreement

Purchaser:

Advanced Series Trust - AST T. Rowe Price Allocation Portfolio
State Universities Retirement System of Illinois
Famandsforeningen PenSam Invest
SunAmerica Series Trust – SA T. Rowe Price VCP Balanced Portfolio
SunAmerica Series Trust - SA T. Rowe Price Asset Allocation Growth Portfolio
T. Rowe Price Capital Opportunity Fund, Inc.
T. Rowe Price Institutional U.S. Structured Research Fund
T. Rowe Price U.S. Equities Trust
T. Rowe Price Balanced Fund, Inc.
Each account, severally not jointly

By: T. Rowe Price Associates, Inc., Investment
Adviser or Subadviser, as applicable

By:	/s/ Andrew Baek
Name: Andrew Baek
Title: Vice President

Address:
T. Rowe Price Associates, Inc. 100 East Pratt Street
Baltimore, MD 21202
Attn: Andrew Baek, Vice President
Phone: 410-345-2090
Email: Andrew_Baek@troweprice.com

Signature Page to

Registration Rights Agreement

Purchaser:

Penn Series Fund, Inc. - Flexibly Managed Fund
Voya Investors Trust - VY T. Rowe Price Capital Appreciation Portfolio
T. Rowe Price Capital Appreciation Trust
Jackson Variable Series Trust - JNL/T. Rowe Price Capital Appreciation Fund
T. Rowe Price Capital Appreciation Fund, Inc.
Each account, severally not jointly

By: T. Rowe Price Associates, Inc., Investment Adviser or Subadviser, as applicable

By:	/s/ Andrew Baek
Name: Andrew Baek
Title: Vice President

Address:
T. Rowe Price Associates, Inc. 100 East Pratt Street
Baltimore, MD 21202
Attn: Andrew Baek, Vice President
Phone: 410-345-2090
Email: Andrew_Baek@troweprice.com

Signature Page to

Registration Rights Agreement

Purchaser:

Great-West Funds, Inc. - Great-West T. Rowe Price Equity Income Fund
Voya Investors Trust - VY T. Rowe Equity Income Portfolio
Northwestern Mutual Series Fund, Inc. - Equity Income Portfolio
T. Rowe Price Equity Income Trust
MML Series Investment Fund - MML Equity Income Fund
Prudential Retirement Insurance and Annuity Company
MainStay VP Funds Trust - MainStay VP T. Rowe Price Equity Income Portfolio
T. Rowe Price Equity Income Fund, Inc.
T. Rowe Price Equity Income Portfolio
Each account, severally not jointly

By: T. Rowe Price Associates, Inc., Investment Adviser or Subadviser, as applicable

By:	/s/ Andrew Baek
Name: Andrew Baek
Title: Vice President

Address:
T. Rowe Price Associates, Inc. 100 East Pratt Street
Baltimore, MD 21202
Attn: Andrew Baek, Vice President
Phone: 410-345-2090
Email: Andrew_Baek@troweprice.com

Signature Page to

Registration Rights Agreement

Purchaser:

JNL Series Trust - JNL/T. Rowe Price Value Fund
Minnesota Life Insurance Company
Advanced Series Trust - AST T. Rowe Price Growth Opportunities Portfolio
Advanced Series Trust - AST T. Rowe Price Diversified Real Growth Portfolio
Costco 401(k) Retirement Plan
RP - Fonds Institutionnel - Actions étrangères
SunAmerica Series Trust – SA T. Rowe Price VCP Balanced Portfolio
SunAmerica Series Trust - SA T. Rowe Price Asset Allocation Growth Portfolio
MassMutual Select Funds - MassMutual Select T. Rowe Price Large Cap Blend Fund
T. Rowe Price U.S. Value Equity Trust
T. Rowe Price Value Fund, Inc.
T. Rowe Price Personal Strategy Income Fund
T. Rowe Price Personal Strategy Balanced Fund
T. Rowe Price Personal Strategy Growth Fund
T. Rowe Price Personal Strategy Balanced Portfolio
T. Rowe Price Balanced Fund, Inc.
T. Rowe Price Global Allocation Fund, Inc.
Each account, severally not jointly

By: T. Rowe Price Associates, Inc., Investment Adviser or Subadviser, as applicable

By:	/s/ Andrew Baek
Name: Andrew Baek
Title: Vice President

Address:
T. Rowe Price Associates, Inc. 100 East Pratt Street
Baltimore, MD 21202
Attn: Andrew Baek, Vice President
Phone: 410-345-2090
Email: Andrew_Baek@troweprice.com

Signature Page to

Registration Rights Agreement

Purchaser:

Advanced Series Trust - AST T. Rowe Price Diversified Real Growth Portfolio
T. Rowe Price Global Allocation Fund, Inc.
T. Rowe Price Personal Strategy Income Fund
T. Rowe Price Personal Strategy Balanced Fund
T. Rowe Price Personal Strategy Growth Fund
Each account, severally not jointly

By: T. Rowe Price Associates, Inc., Investment Adviser or Subadviser, as applicable

By:	/s/ Andrew Baek
Name: Andrew Baek
Title: Vice President

Address:
T. Rowe Price Associates, Inc. 100 East Pratt Street
Baltimore, MD 21202
Attn: Andrew Baek, Vice President
Phone: 410-345-2090
Email: Andrew_Baek@troweprice.com

Signature Page to

Registration Rights Agreement

Purchaser:

T. Rowe Price New Era Fund, Inc.
T. Rowe Price Real Assets Fund, Inc.
Shriners Hospital for Children
T. Rowe Price Real Assets Trust I
Cystic Fibrosis Foundation
Advanced Series Trust - AST T. Rowe Price Natural Resources Portfolio
Each account, severally not jointly

By: T. Rowe Price Associates, Inc., Investment Adviser or Subadviser, as applicable

By:	/s/ Andrew Baek
Name: Andrew Baek
Title: Vice President

Address:
T. Rowe Price Associates, Inc. 100 East Pratt Street
Baltimore, MD 21202
Attn: Andrew Baek, Vice President
Phone: 410-345-2090
Email: Andrew_Baek@troweprice.com

Signature Page to

Registration Rights Agreement

ANNEX A

FORM OF NOTICE AND QUESTIONNAIRE

NiSource Inc., a Delaware corporation (the “Company”) has filed or may file with the United States Securities and Exchange Commission a registration statement on Form S-1 or Form S-3 (such registration statement or any subsequent registration statement, the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of shares of common stock, par value $0.01 per share, of the Company, in accordance with the Registration Rights Agreement, dated as of [MONTH] [DAY], 2018, by and among the Company and the purchasers named therein (the “Registration Rights Agreement”). All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Registration Rights Agreement.

The undersigned beneficial owner (the “Selling Holder”) of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) pursuant to the Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

Pursuant to the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Company’s directors and officers and each person, if any, who controls the Company within the meaning of the Securities Act, from and against certain losses arising in connection with statements concerning the undersigned made in the Company’s Registration Statement or the related prospectus in reliance upon and in conformity with information furnished by the undersigned to the Company, including the information provided in this Notice and Questionnaire.

If the Selling Holder transfers all or any portion of the Registrable Securities listed in Item 3 below after the date on which such information is provided to the Company, the Selling Holder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

QUESTIONNAIRE

Please respond to every item, even if your response is “none.” If you need more space for any response, please attach additional sheets of paper. Please be sure to indicate your name and the number of the item being responded to on each such additional sheet of paper, and to sign each such additional sheet of paper before attaching it to this Questionnaire. Please note that you may be asked to answer additional questions depending on your responses to the following questions.

If you have any questions about the contents of this Questionnaire or as to who should complete this Questionnaire, please contact the Corporate Secretary of the Company, Samuel K. Lee, at (219) 647-4176 or slee@nisource.com.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

1. Your Identity and Background as the Beneficial Owner of the Registrable Securities.

(a) Your full legal name:

(b) Your business address (including street address) (or residence if no business address), telephone number and facsimile number:

Address:

Telephone No.:

Fax No.:

(c) Are you a broker-dealer registered pursuant to Section 15 of the Exchange Act?

☐ Yes.

☐ No.

(d) If your response to Item 1(c) above is no, are you an “affiliate” of a broker-dealer registered pursuant to Section 15 of the Exchange Act?

☐ Yes.

☐ No.

For the purposes of this Item 1(d), an “affiliate” of a registered broker-dealer includes any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such broker-dealer, and does not include any individuals employed by such broker-dealer or its affiliates.

(e) Full legal name of person through which you hold the Registrable Securities — (i.e., name of your broker or the DTC participant, if applicable, through which your Registrable Securities are held):

Name of Broker:

DTC No.:

Contact person:

Telephone No.:

2. Your Relationship with the Company.

(a) Have you or any of your affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the undersigned) held any position or office or have you had any other material relationship with the Company (or its predecessors or affiliates) within the past three years?

☐ Yes.

☐ No.

(b) If your response to Item 2(a) above is yes, please state the nature and duration of your relationship with the Company:

3.	Your Interest in the Registrable Securities.

(a) State the type and amount of Registrable Securities beneficially owned by you:

State the CUSIP No(s). of such Registrable Securities beneficially owned by you:

(b) Other than as set forth in your response to Item 3(a) above, do you beneficially own any other securities of the Company?

☐ Yes.

☐ No.

(c) If your answer to Item 3(b) above is yes, state the type, the aggregate amount and CUSIP No. of such other securities of the Company beneficially owned by you:

Type:

Aggregate amount:

CUSIP No.:

(d) Did you acquire the securities listed in Item 3(a) above in the ordinary course of business?

☐ Yes.

☐ No.

(e) At the time of your purchase of the securities listed in Item 3(a) above, did you have any agreements or understandings, direct or indirect, with any person to distribute the securities?

☐ Yes.

☐ No.

(f) If your response to Item 3(e) above is yes, please describe such agreements or understandings:

4.	Nature of your Beneficial Ownership.

(a) Check if the beneficial owner set forth in your response to Item 1(a) is any of the below:

(i) A reporting company under the Exchange Act.  ☐

(ii) A majority owned subsidiary of a reporting company under the Exchange Act.  ☐

(iii) A registered investment fund under the 1940 Act.  ☐

(b) If the beneficial owner of the Registrable Securities set forth in your response to Item 1(a) above is a limited partnership, state the names of the general partners of such limited partnership:

(i) With respect to each general partner listed in Item 4(b) above who is not a natural person and is not publicly-held, name each shareholder (or holder of partnership interests, if applicable) of such general partner. If any of these named shareholders are not natural persons or publicly-held entities, please provide the same information. This process should be repeated until you reach natural persons or a publicly-held entity.

(c) Name your controlling shareholder(s) (the “Controlling Entity”). If the Controlling Entity is not a natural person and is not a publicly-held entity, name each shareholder of such Controlling Entity. If any of these named shareholders are not natural persons or publicly-held entities, please provide the same information. This process should be repeated until you reach natural persons or a publicly-held entity.

(i) (A) Full legal name of Controlling Entity(ies) or natural person(s) who have sole or shared voting or dispositive power over the Registrable Securities:

(B) Business address (including street address) (or residence if no business address), telephone number and facsimile number of such person(s):

Address:

Telephone No.:

Fax No.:

(C) Name of shareholders:

(ii) (A) Full legal name of Controlling Entity(ies):

(B) Business address (including street address) (or residence if no business address), telephone number and facsimile number of such person(s):

Address:

Telephone No.:

Fax No.:

(iii) Name of shareholders:

5. Short Positions

(A) Do you have an existing short position in the equity securities of the Company?

☐ Yes.

☐ No.

(B) If the answer to (A) is “Yes,” please describe the equity securities involved and the size of the short position.

(C) If the answer to (A) is “Yes” and the short position was created prior to the registration of the Registrable Securities, the short position may not be closed out with any Registrable Securities you own.

6. Plan of Distribution.

Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Registrable Securities listed above in Item 3 pursuant to the Registration Statement only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned or, alternatively, through Underwriters, broker-dealers or agents. If the Registrable Securities are sold through Underwriters, broker-dealers or agents, the Selling Holder will be responsible for underwriting discounts or commissions or agents’ commissions in accordance with the Registration Rights Agreement. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale or at negotiated prices. Such sales may be effected in transactions (which may involve block transactions) (i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market. The Selling Holder may pledge or grant a security interest in some or all of the Registrable Securities owned by it and, if it defaults in the performance of its security obligations, the pledgees or secured parties may offer and sell the Registrable Securities from time to time pursuant to the prospectus. The Selling Holder also may transfer and donate the Registrable Securities in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the Selling Holder for purposes of this prospectus.

State any exceptions here:

[Note: In no event will such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior written agreement of the Company.]

The undersigned acknowledges its obligation to comply with the provisions of the Exchange Act and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Registration Rights Agreement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

The undersigned beneficial owner and Selling Holder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons as set forth therein. Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify the undersigned beneficial owner and Selling Holder against certain liabilities.

In accordance with the undersigned’s obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Registration Statement, the undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

All notices to the beneficial owner hereunder and pursuant to the Registration Rights Agreement shall be made in writing to the undersigned at the address set forth in Item 1(b) of this Notice and Questionnaire.

By signing below, the undersigned acknowledges that it is the beneficial owner of the Registrable Securities set forth herein, consents to the disclosure of the information contained in this Notice and Questionnaire and the inclusion of such information in the Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

Once this Notice and Questionnaire is executed by the undersigned beneficial owner and received by the Company, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives and assigns of the Company and the undersigned beneficial owner. This Notice and Questionnaire shall be governed in all respects by the laws of the State of Delaware, without giving effect to rules governing the conflict of laws.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

NAME OF BENEFICIAL OWNER:

(Please Print)

Signature:

Date:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND

QUESTIONNAIRE TO NISOURCE INC. AS FOLLOWS:

Samuel K. Lee, Corporate Secretary

NiSource Inc.

801 E. 86th Avenue

Merrillville, IN 46410

slee@nisource.com